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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 17, 2002


                                WEIGH-TRONIX, LLC
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


                  333-43390                     06-1510936
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           (Commission File Number) (IRS Employer Identification No.)


               101 DYER STREET, SUITE 300, PROVIDENCE, R.I. 02903
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               (Address of principal executive offices) (Zip code)


                                 (401) 272-4402
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              (Registrant's telephone number, including area code):

                                       N/A
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          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.

On May 17, 2002, the Registrant and the Registrant's bank group executed the Ninth Amendment and Limited Waiver (the "Ninth Amendment") to the Amended and Restated Credit Agreement among the Registrant, SWT Finance B.V., Weigh-Tronix Canada, ULC, certain lenders, Lehman Brothers Inc., FleetBoston Robertson Stephens Inc., Lehman Commercial Paper Inc. and Fleet National Bank (the "Senior Credit Agreement"). The Ninth Amendment grants the Registrant a waiver during the period from and including May 17, 2002 through and including June 21, 2002 (the "Revised Loan Restructuring Date") of any Events of Default arising through the end of such period as a result of (i) the failure to comply with the financial covenants contained in Section 7.1 of the Senior Credit Agreement and
(ii) the failure by SWT Finance B.V. to make an interest payment under SWT Finance B.V.'s 12 1/2% Senior Subordinated Notes due 2010 (the "Finance Notes"). The Ninth Amendment includes a commitment by the Registrant to deliver to the bank group an updated monthly business plan on or before May 24, 2002. Failure to consummate an amendment to the Senior Credit Agreement establishing financial covenants that are met by the Borrowers thereunder or to pay or obtain a further waiver of any unpaid interest payment on the Finance Notes by the Revised Loan Restructuring Date will constitute an Event of Default.

Also, on May 21, 2002, the Registrant announced that Gerald Bowe was elected as Chief Executive Officer of the Registrant. Mr. Bowe succeeds John J. McCann III, who resigned as Chief Executive Officer. Mr. McCann will remain the non-executive Chairman of the Registrant's Board of Managers. The Registrant's press release announcing the election of Mr. Bowe, as well as other management changes, is attached as Exhibit 2.2 to this Report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     2.1 Ninth Amendment and Waiver, dated as of May 17, 2002, under Amended and Restated Credit Agreement, dated as of June 13, 2000, by and among the Registrant, SWT Finance B.V., Weigh-Tronix Canada, ULC, certain guarantors, certain lenders, Lehman Brothers Inc., FleetBoston Robertson Stephens Inc., Lehman Commercial Paper Inc. and Fleet National Bank.

     2.2  Press Release.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:    May 22, 2002                      WEIGH-TRONIX, LLC
                                           (Registrant)

                                           By: /s/ Gerald Bowe
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                                              Gerald Bowe
                                              Chief Executive Officer